                                                                    EXHIBIT 3.37

OFFICE OF THE SECRETARY OF STATE
CORPORATIONS SECTION
P.O. BOX 13697
AUSTIN, TEXAS 78711-3697

                  CHANGE OF REGISTERED AGENT/REGISTERED OFFICE

1. The name of the entity is Builders FirstSource - South Texas, L.P. and the file number issued to the entity by the secretary of state is 00143865-10.

2.                The entity is: (Check one.)

             [ ] a business corporation, which has authorized the changes indicated below through its board of directors or by an officer of the corporation so authorized by its board of directors, as provided by the Texas Business Corporation Act.

             [ ] a non-profit corporation, which has authorized the changes indicated below through its board of directors or by an officer of the corporation so authorized by its board of directors, or through its members in whom management of the corporation is vested pursuant to article 2.14C, as provided by the Texas Non-Profit Corporation Act.

             [ ] a limited liability company, which has authorized the changes indicated below through its members or managers, as provided by the Texas Limited Liability Company Act.

             [X] a limited partnership, which has authorized the changes indicated below through its partners, as provided by the Texas Revised Limited Partnership Act.

             [ ] an out-of-state financial institution, which has authorized the changes indicated below in the manner provided under the laws governing its formation.

3. The registered office address as PRESENTLY shown in the records of the Texas secretary of state is 3403 Abram Street, Arlington, Texas 76010

4.           [X]  A. The address of the NEW registered office
                  is: (Please provide street address, city, state and zip code. The address must be in Texas.) 2001 Bryan Street, Suite 1600, Dallas, Texas 75201

OR           [ ]  B. The registered office address will not change.

5. The name of the registered agent as PRESENTLY shown in the records of the Texas secretary of state is Jack S. Lewis, Jr.

6.           [X]  A. The name of the NEW registered agent is
                  Donald F. McAleenan.

OR           [ ]  B. The registered agent will not change.

7. Following the changes shown above, the address of the registered office and the address of the office of the registered agent will continue to be identical, as required by law.

                                      By: /s/ Jeffrey A. Wier
                                          ----------------------------
                                          (A person authorized to sign
                                          on behalf of the entity)

                                  INSTRUCTIONS

1. It is recommended that you call (512) 463-5555 to verify the information in items 3 and 5 as it currently appears on the records of the secretary of state before submitting the statement for filing. You also may e-mail an inquiry to corpinfo@sos.state.tx.us. As information on out-of-state financial institutions is maintained on a separate database, a financial institution must call (512) 463-5701 to verify registered agent and registered office information. If the information on the form is inconsistent with the records of this office, the statement will be returned.

2. You are required by law to provide a street address in item 4 unless the registered office is located in a city with a population of 5,000 or less. The purpose of this requirement is to provide the public with notice of a physical location at which process may be served on the registered agent. A statement submitted with a post office box address or a lock box address will not be filed.

3. An authorized officer of the corporation or financial institution must sign the statement. In the case of a limited liability company, an authorized member or manager of a limited liability company must sign the statement. A general partner must sign the statement on behalf of a limited partnership. A person commits an offense under the Texas Business Corporation Act, the Texas Non-Profit Corporation Act or the Texas Limited Liability Company Act if the person signs a document the person knows is false in any material respect with the intent that the document be delivered to the secretary of state for filing. The offense is a Class A misdemeanor.

4.    Please attach the appropriate fee:

Business Corporation                                 $15.00
Financial Institution, other than Credit Unions      $15.00
Financial Institution that is a Credit Union         $ 5.00
Non-Profit Corporation                               $ 5.00
Limited Liability Company                            $10.00
Limited Partnership                                  $50.00

      Personal checks and MasterCard(R), Visa(R), and Discover(R) are accepted in payment of the filing fee. Checks or money orders must be payable through a U.S. bank or other financial institution and made payable to the secretary of state. Fees paid by credit card are subject to a statutorily authorized processing cost of 2.1% of the total fees.

5. Two copies of the form along with the filing fee should be mailed to the address shown in the heading of this form. The delivery address is:
      Secretary of State, Statutory Filings

      Division, Corporations Section, James Earl Rudder Office Building, 1019 Brazos, Austin, Texas 78701. We will place one document on record and return a file stamped copy, if a duplicate copy is provided for such purpose. The telephone number is (512) 463-5555, TDD: (800) 735-2989, FAX:
      (512) 463-5709.

                               ARTICLES OF MERGER
                                       OF
               FISHER HOLDINGS, INC., FISHER LUMBER SUPPLY, INC.,
                 FISHER WINDOWS, INC., AND FISHER MILLWORK, INC.

      In accordance with Section 5.01 of the Texas Business Corporation Act and
Section 2.01 of the Texas Revised Limited Partnership Act, the undersigned hereby adopt the following Certificate of Merger:

      1. Fisher Holdings, Inc., a Texas corporation, Fisher Lumber Supply, Inc., a Texas corporation, Fisher Windows, Inc., a Texas corporation, and Fisher Millwork, Inc., a Texas corporation, (each, a "Corporation") are merging with and into each other. The surviving entity will be Builders FirstSource - South Texas, L.P., a new Texas limited partnership (the "Partnership"), the Certificate of Limited Partnership of which is being filed herewith.

      2. The Plan of Merger was approved by the shareholders of each of the Corporations and duly authorized by all action required by the laws of the State of Texas and each of the Corporation's articles of incorporation and bylaws and is attached hereto as Exhibit A and incorporated herein by reference. An executed copy of such Plan of Merger is on file at the principal place of business of the Partnership, which is 3403 Abram Street, Arlington, Texas 76010.

      3. A copy of the Plan of Merger will be furnished by the Partnership, on written request and without cost, to any shareholder of any Corporation or partner of the Partnership.

      4. The Corporations have the following number of shares outstanding, none of which are entitled to vote as a class or series:

Fisher Holdings, Inc.              -        878.01
Fisher Lumber Supply, Inc.         -         1,000
Fisher Windows, Inc.               -         1,000
Fisher Millwork, Inc.              -        10,000

      5. All shares of the Corporations voted unanimously for the approval of the Plan of Merger.

      6. The approval of the Plan of Merger was duly authorized by the action required by the laws under which each of the Corporations was incorporated and by each Corporation's constituent documents.

                       EXECUTED as of December 15, 2000.

FISHER HOLDINGS, INC.                 FISHER LUMBER SUPPLY, INC.

/s/ Donald F. McAleenan               /s/ Donald F. McAleenan
-----------------------               -----------------------
Donald F. McAleenan                   Donald F. McAleenan
Senior Vice President                 Senior Vice President

FISHER WINDOWS, INC.                  FISHER MILLWORK, INC.

/s/ Donald F. McAleenan               /s/ Donald F. McAleenan
-----------------------               -----------------------
Donald F. McAleenan                   Donald F. McAleenan
Senior Vice President                 Senior Vice President

                                    EXHIBIT A
                                       TO
                   ARTICLES OF MERGER OF FISHER HOLDINGS, INC.
              FISHER LUMBER SUPPLY, INC., FISHER WINDOWS, INC., AND
                              FISHER MILLWORK, INC.

                                 Plan of Merger

                                 (See attached.)

                                 PLAN OF MERGER
                                       OF
               FISHER HOLDINGS, INC., FISHER LUMBER SUPPLY, INC.,
                 FISHER WINDOWS, INC. AND FISHER MILLWORK, INC.

      This Plan of Merger (this "Plan") is entered into as of December 15, 2000, by Fisher Holdings, Inc,, a Texas corporation ("Holdings"), Fisher Lumber Supply, Inc., a Texas corporation ("Lumber"), Fisher Windows, Inc., a Texas corporation ("Windows"), and Fisher Millwork, Inc., a Texas corporation ("Millwork") (Holdings, Lumber, Windows, and Millwork are collectively, the "Fisher Corporations") are (Lumber, Windows and Millwork are wholly-owned subsidiaries of Holdings).

      1. The parties to this merger (this "Merger") are Holdings, Lumber, Windows and Millwork. Pursuant to this Merger, the Fisher Corporations are merging into a new Texas limited partnership, Builders FirstSource - South Texas, L.P. (the "Partnership") shall be the new Texas limited partnership created by this Merger. The Certificate of Limited Partnership of the Partnership is attached hereto as Exhibit A.

      2. At the Effective Time (defined below), the Fisher Corporations shall merger together in accordance with the provisions of this Plan and the new entity formed by such merger shall be the Partnership. Thereafter, (i) all the rights, privileges, powers, and franchises of a public as well as of a private nature of the Fisher Corporations shall vest in the Partnership and the Partnership shall be subject to all the restrictions, disabilities, and duties of the Fisher Corporations immediately prior to the Effective Time; (ii) all and singular, the rights, privileges, powers, and franchises of the Fisher Corporations and all property, real, personal, and mixed, and all debts due to the Fisher Corporations on whatever account, shall be vested in the Partnership;
(iii) all property, rights, privileges, powers, and franchises, and all and every other interest shall be thereafter as effectually the property of the Partnership as they were of the Fisher Corporations immediately prior to the Effective Time, and the title to any real estate vested by deed or otherwise in the Fisher Corporations shall not revert or be in any way impaired by reason of the Merger and shall be allocated to and vested in the Partnership without any transfer or assignment having occurred; (iv) all rights of creditors and all liens upon and options on and contracts relating to the property of the parties hereto shall be preserved unimpaired, and all debts, liabilities, obligations, and duties of the Fisher Corporations shall thenceforth attach to the Partnership and may be enforced against the Partnership to the same extent as if said debts, liabilities, obligations, and duties had been incurred or contracted by it; and (v) the Partnership shall be obligated for the payment of the fair value of any shares held by a shareholder of any Fisher Corporation who has complied with the requirements of Article 5.12 of the Texas Business Corporation Act for the recovery of fair value of his or her shares.

      3. The Partnership will be responsible for the payment of all fees and franchise taxes of the Fisher Corporations as required by law and the Partnership will be obligated to pay such fees and franchise taxes if they are not timely paid.

      4. At the Effective Time, (a) the shares of capital stock of Holdings shall be converted into the following partnership interests in the Partnership and (b) the shares of capital stock of Lumber, Windows, and Millwork shall be cancelled.


Name                                                 General Partner Interest
----                                                 ------------------------
BFS Texas, LLC                                                1.00%

Name                                                 Limited Partner Interest
----                                                 ------------------------
Builders FirstSource - Texas Group, L.P.                      99.00%

      5. The Merger will be effective (the "Effective Time") at the time on the date a copy of this Plan is filed with the Secretary of State of Texas.

      6. After the Effective Time, each of the Fisher Corporations may execute and deliver such deeds, assignments, and assurances and do all other things necessary or desirable to carry out the purposes of this Plan.

      7. This Plan may be terminated and the proposed Merger abandoned at any time prior to the Effective Time, whether before or after approval of this Plan.

      8. The laws of the State of Texas (without regard to its choice of law principles that might apply the law of another jurisdiction) will govern the validity of this Plan, the construction of its terms, and the interpretation and enforcement of the rights and duties of the parties.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

      IN WITNESS WHEREOF, the parties hereto have executed this Plan as of the date first above written.

                                      FISHER HOLDINGS, INC.

                                      By: /s/ Donald F. McAleenan
                                          ---------------------------------
                                          Donald F. McAleenan
                                          Senior Vice President

                                      FISHER LUMBER SUPPLY, INC.

                                      By: /s/ Donald F. McAleenan
                                          ---------------------------------
                                          Donald F. McAleenan
                                          Senior Vice President

                                      FISHER WINDOWS, INC.

                                      By: /s/ Donald F. McAleenan
                                          ---------------------------------
                                          Donald F. McAleenan
                                          Senior Vice President

                                      FISHER MILLWORK, INC.

                                      By: /s/ Donald F. McAleenan
                                          ---------------------------------
                                          Donald F. McAleenan
                                          Senior Vice President

BUILDERS FIRSTSOURCE--SOUTH TEXAS, L.P.

By: BFS TEXAS, LLC,
its General Partner

By: /s/ Donald F. McAleenan
    -------------------------
    Donald F. McAleenan
    Senior Vice President

                                    EXHIBIT A
                                       TO
                    PLAN OF MERGER OF FISHER HOLDINGS, INC.,
              FISHER LUMBER SUPPLY, INC., FISHER WINDOWS, INC., AND
                              FISHER MILLWORK, INC.

                      Certificate of Limited Partnership of
                    Builders FirstSource - South Texas, L.P.

                                 (See attached.)

                       CERTIFICATE OF LIMITED PARTNERSHIP
                                       OF
                    BUILDERS FIRSTSOURCE - SOUTH TEXAS, L.P.

            The undersigned General Partner, desiring to form a limited partnership (the "Partnership") pursuant to Section 2.01 of the Texas Revised 1 muted Partnership Act (the "Act"), hereby duly executes this Certificate of Limited Partnership, to be effective as of the date of filing with the Secretary of State.

1.    The name of the Partnership is Builders FirstSource-South Texas, L.P.

2. The address of the registered office of the Partnership is 3403 Abram Street, Arlington, Texas 76010 and the name of the registered agent whose business office address will be the same as the registered office address is Jack S. Lewis, Jr.

3. The address of the principal office of the Partnership in the United States where its partnership records are to be kept or made available under Section 1.07 of the Act is 3403 Abram Street, Arlington, Texas 76010.

4. The name, the mailing address, and the street address of the business or residence of the sole general partner of the Partnership are as follows:

NAME:                                       MAILING AND STREET ADDRESS:
----                                        --------------------------
BFS Texas, LLC,                             2200 Ross Avenue
a Delaware limited liability company        Suite 4900 West
                                            Dallas, Texas 75201

5. The Partnership is being formed pursuant to a merger of Fisher Holding, Inc., a Texas corporation, Fisher Lumber Supply, Inc., a Texas corporation, Fisher Windows, Inc., a Texas corporation, and Fisher Millwork, Inc., a Texas corporation, pursuant to Section 5.01 of the Texas Business Corporation Act.

            SIGNED on this 15th day of December, 2000.

                                      GENERAL PARTNER

                                      BFS TEXAS, LLC,
                                      a Delaware limited liability company

                                      By: /s/ Donald F. McAleenan
                                          ---------------------------------
                                          Donald F. McAleenan
                                          Senior Vice President

                                 PLAN OF MERGER
                                       OF
               FISHER HOLDINGS, INC., FISHER LUMBER SUPPLY, INC.,
                 FISHER WINDOWS, INC. AND FISHER MILLWORK, INC.

            This Plan of Merger (this "Plan") is entered into as of December 15, 2000, by Fisher Holdings, Inc., a Texas corporation ("Holdings"), Fisher
Lumber Supply, Inc., a Texas corporation ("Lumber"), Fisher Windows, Inc., a Texas corporation ("Windows"), and Fisher Millwork, Inc., a Texas corporation ("Millwork") (Holdings, Lumber, Windows, and Millwork are collectively, the "Fisher Corporations") are (Lumber, Windows and Millwork are wholly-owned subsidiaries of Holdings).

            1. The parties to this merger (this "Merger") are Holdings, Lumber, Windows and Millwork. Pursuant to this Merger, the Fisher Corporations are merging into a new Texas limited partnership. Builders FirstSource - South Texas, L.P. (the "Partnership") shall be the new Texas limited partnership created by this Merger. The Certificate of Limited Partnership of the Partnership is attached hereto as Exhibit A.

            2. At the Effective Time (defined below), the Fisher Corporations shall merger together in accordance with the provisions of this Plan and the new entity formed by such merger shall be the Partnership. Thereafter, (i) all the rights, privileges, powers, and franchises of a public as well as of a private nature of the Fisher Corporations shall vest in the Partnership and the Partnership shall be subject to all the restrictions, disabilities, and duties of the Fisher Corporations immediately prior to the Effective Time; (ii) all and singular, the rights, privileges, powers, and franchises, of the Fisher Corporations and all property, real, personal, and mixed, and all debts due to the Fisher Corporations on whatever account, shall be vested in the Partnership; (iii) all property, rights, privileges, powers, and franchises, and all and every other interest shall be thereafter as effectually the property of the Partnership as they were of the Fisher Corporations immediately prior to the Effective Time, and the title to any real estate vested by deed or otherwise in the Fisher Corporations shall not revert or be in any way impaired by reason of the Merger and shall be allocated to and vested in the Partnership without any transfer or assignment having occurred; (iv) all rights of creditors and all liens upon and options on and contracts relating to the property of the parties hereto shall be preserved unimpaired, and all debts, liabilities, obligations, and duties of the Fisher Corporations shall thenceforth attach to the Partnership and may be enforced against the Partnership to the same extent as if said debts, liabilities, obligations, and duties had been incurred or contracted by it; and (v) the Partnership shall be obligated for the payment of the fair value of any shares held by a shareholder of any Fisher Corporation who has complied with the requirements of Article 5.12 of the Texas Business
Corporation Act for the recovery of fair value of his or her shares.

            3. The Partnership will be responsible for the payment of all fees and franchise taxes of the Fisher Corporations as required by law and the Partnership will be obligated to pay such fees and franchise taxes if they are not timely paid.

            4. At the Effective Time, (a) the shares of capital stock of Holdings shall be converted into the following partnership interests in the Partnership and (b) the shares of capital stock of Lumber, Windows, and Millwork shall be cancelled.

Name                                                 General Partner Interest
----                                                 ------------------------
BFS Texas, LLC                                                1.00%

Name                                                 Limited Partner Interest
----                                                 ------------------------
Builders FirstSource - Texas Group, L.P.                      99.00%

            5. The Merger will be effective (the "Effective Time") at the time on the date a copy of this Plan is filed with the Secretary of State of Texas.

            6. After the Effective Time, each of the Fisher Corporations may execute and deliver such deeds, assignments, and assurances and do all other things necessary or desirable to carry out the purposes of this Plan.

            7. This Plan may be terminated and the proposed Merger abandoned at any time prior to the Effective Time, whether before or after approval of this Plan.

            8. The laws of the State of Texas (without regard to its choice of law principles that might apply the law of another jurisdiction) will govern the validity of this Plan, the construction of its terms, and the interpretation and enforcement of the rights and duties of the parties.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

            IN WITNESS WHEREOF, the parties hereto have executed this Plan as of the date first above written.

                                      FISHER HOLDINGS, INC.

                                      By: /s/ Donald F. McAleenan
                                          ---------------------------------
                                          Donald F. McAleenan
                                          Senior Vice President

                                      FISHER LUMBER SUPPLY, INC.

                                      By: /s/ Donald F. McAleenan
                                          ---------------------------------
                                          Donald F. McAleenan
                                          Senior Vice President

                                      FISHER WINDOWS, INC.

                                      By: /s/ Donald F. McAleenan
                                          ---------------------------------
                                          Donald F. McAleenan
                                          Senior Vice President

                                      FISHER MILLWORK, INC.

                                      By: /s/ Donald F. McAleenan
                                          ---------------------------------
                                          Donald F. McAleenan
                                          Senior Vice President

                                    EXHIBIT A
                                       TO
                    PLAN OF MERGER OF FISHER HOLDINGS, INC.,
              FISHER LUMBER SUPPLY, INC., FISHER WINDOWS, INC., AND
                              FISHER MILLWORK, INC.

                      Certificate of Limited Partnership of
                    Builders FirstSource - South Texas, L.P.

                                 (See attached.)

                       CERTIFICATE OF LIMITED PARTNERSHIP
                                       OF
                    BUILDERS FIRSTSOURCE - SOUTH TEXAS, L.P.

            The undersigned General Partner, desiring to form a limited partnership (the "Partnership") pursuant to Section 2.01 of the Texas Revised Limited Partnership Act (the "Act"), hereby duly executes this Certificate of Limited Partnership, to be effective as of the date of filing with the Secretary of State.

1.    The name of the Partnership is Builders FirstSource - South Texas, L.P.

2. The address of the registered office of the Partnership is 3403 Abram Street, Arlington, Texas 76010 and the name of the registered agent whose business office address will be the same as the registered office address is Jack S. Lewis, Jr.

3. The address of the principal office of the Partnership in the United States where its partnership records are to be kept or made available under Section 1.07 of the Act is 3403 Abram Street, Arlington, Texas 76010.

4. The name, the mailing address, and the street address of the business or residence of the sole general partner of the Partnership are as follows:

NAME:                                       MAILING AND STREET ADDRESS:
----                                        --------------------------
BFS Texas, LLC,                             2200 Ross Avenue
a Delaware limited liability company        Suite 4900 West
                                            Dallas, Texas 75201

5. The Partnership is being formed pursuant to a merger of Fisher Holding, Inc., a Texas corporation, Fisher Lumber Supply, Inc., a Texas corporation, Fisher Windows, Inc., a Texas corporation, and Fisher Millwork, Inc., a Texas corporation, pursuant to Section 5.01 of the Texas Business Corporation Act.

                   SIGNED on this 15th day of December, 2000.

                                      GENERAL PARTNER

                                      BFS TEXAS, LLC,
                                      a Delaware limited liability company

                                      By: /s/ Donald F. McAleenan
                                          ---------------------------------
                                          Donald F. McAleenan
                                          Senior Vice President

                       CERTIFICATE OF LIMITED PARTNERSHIP
                                       OF
                    BUILDERS FIRSTSOURCE - SOUTH TEXAS, L.P.

            The undersigned General Partner, desiring to form a limited partnership (the "Partnership") pursuant to Section 2.01 of the Texas Revised Limited Partnership Act (the "Act"), hereby duly executes this Certificate of Limited Partnership, to be effective as of the date of filing with the Secretary of State.

1.    The name of the Partnership is Builders FirstSource - South Texas, L.P.

2. The address of the registered office of the Partnership is 3403 Abram Street, Arlington, Texas 76010 and the name of the registered agent whose business office address will be the same as the registered office address is Jack S. Lewis, Jr.

3. The address of the principal office of the Partnership in the United States where its partnership records are to be kept or made available under Section 1.07 of the Act is 3403 Abram Street, Arlington, Texas 76010.

4. The name, the mailing address, and the street address of the business or residence of the sole general partner of the Partnership are as follows:

NAME:                                       MAILING AND STREET ADDRESS:
----                                        --------------------------
BPS Texas, LLC,                             2200 Ross Avenue
a Delaware limited liability company        Suite 4900 West
                                            Dallas, Texas 75201

5. The Partnership is being formed pursuant to a merger of Fisher Holding, Inc., a Texas corporation, Fisher Lumber Supply, Inc., a Texas corporation, Fisher Windows, Inc., a Texas corporation, and Fisher Millwork, Inc., a Texas corporation, pursuant to Section 5.01 of the Texas Business Corporation Act.

                   SIGNED on this 15th day of December, 2000.

                                      GENERAL PARTNER

                                      BFS TEXAS, LLC,
                                      a Delaware limited liability company

                                      By: /s/ Donald F. McAleenan
                                          ---------------------------------
                                          Donald F. McAleenan
                                          Senior Vice President

                                       2